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                                                                   Exhibit 10.21

                              ASSIGNMENT AGREEMENT

         AGREEMENT, made as of the 1st day of April, 1993, between Northern Cross Investments Limited a Bermuda corporation; Boston Overseas Investors, Inc. a Massachusetts corporation; Ivy Fund a Massachusetts business trust ("Trust"); and Ivy Management Inc. a Massachusetts corporation.

         WHEREAS, the Trust is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("Act"); and

         WHEREAS, the Trust consists of several portfolios or "Series;" and

         WHEREAS, the Trust, Boston Overseas Investors, Inc. and Ivy Management Inc. entered into a Subadvisory Contract on December 31, 1991 under which Boston Overseas Investors, Inc. serves as financial counsel ("Subadviser") for the International Series of the Trust; and

         WHEREAS, Boston Overseas Investors, Inc. desires that its interest in the Subadvisory Contract be assigned to Northern Cross Investments Limited and Northern Cross Investments Limited desires to assume Boston Overseas Investors, Inc.'s interest under the terms of the Subadvisory Contract; and

         WHEREAS, Boston Overseas Investors, Inc., Northern Cross Investments Limited, Ivy Management Inc. and the Trust believe that this Assignment Agreement does not result in a change of actual control or management of the Subadviser to the International Series of the Trust and, therefore, is not an assignment as defined in Section 2(a)(4) of the Act nor an assignment for purposes of Section 15(a)(4) of the Act; and

         WHEREAS, Ivy Management Inc. and the Trust agree to the terms of this assignment.

         NOW, THEREFORE, it is agreed as follows:

         1. ASSIGNMENT. Effective as of April 1, 1993, Boston Overseas Investors, Inc. hereby assigns to Northern Cross Investments Limited all of its interest in the Subadvisory Contract, dated December 31, 1991 to which it is a party with Ivy Management Inc. and the Trust.





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         2. PERFORMANCE OF DUTIES. Northern Cross Investments Limited hereby assumes and agrees to perform all of Boston Overseas Investors, Inc.'s duties and obligations under the Subadvisory Contract and be subject to all of the terms and conditions of said Agreement as if they applied to Northern Cross Investments Limited and Northern Cross Investments Limited shall indemnify and hold harmless Boston Overseas Investors, Inc. from any claim or demand made thereunder arising or incurred after the effective date designated above.

         3. REPRESENTATION OF NORTHERN CROSS INVESTMENTS, LIMITED. Northern Cross Investments Limited represents and warrants that: 1) it is registered as an investment adviser under the Investment Advisers Act of 1940; and 2) Hakan Castegren is its President, Chief Executive Officer and sole shareholder.

         4. CONSENT. The Trust and Ivy Management Inc. hereby consent to this assignment by Boston Overseas Investors, Inc. of its rights under the Subadvisory Contract to Northern Cross Investments Limited and the assumption by Northern Cross Investments Limited of Boston Overseas Investors, Inc.'s interest in such Agreement and the duties and obligations thereunder, and agree, subject to the terms and conditions of said Agreement, to look to Northern Cross Investments Limited for the performance of the Subadviser's duties and obligations under said Agreement in return for the consideration provided for in said Agreement.

         5. LIMITATION OF LIABILITY OF TRUSTEES, OFFICERS, AND SHAREHOLDERS. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund but are binding only upon the assets and property of the Fund.



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         IN WITNESS WHEREOF, the parties hereto have caused this Assignment
Agreement to be executed by their duly authorized officers hereunto duly attested.

Attest:

_______________________________     By:___________________________

                                         Date:_________________________

Attest:

_______________________________     By:___________________________

                                         Date:_________________________

Attest:

_______________________________     By:___________________________

                                         Date:_________________________

Attest:

_______________________________     By:___________________________

                                         Date:_________________________




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